First - Quarter 2017 Results May 4, 2017 Exhibit 99.2

Forward-Looking Statements

Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the loss or bankruptcy of a major customer; the costs and timing of facility closures, business realignment or similar actions; a significant change in medium- and heavy-duty truck, automotive or agricultural and off-highway vehicle production; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; a significant change in general economic conditions in any of the various countries in which Stoneridge operates; labor disruptions at Stoneridge's facilities or at any of Stoneridge's significant customers or suppliers; the ability of suppliers to supply Stoneridge with parts and components at competitive prices on a timely basis; the amount of Stoneridge's indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its asset-based credit facility and senior secured notes; customer acceptance of new products; capital availability or costs, including changes in interest rates or market perceptions; the failure to achieve successful integration of any acquired company or business; the occurrence or non-occurrence of circumstances beyond Stoneridge's control; and the items described in "Risk Factors" and other uncertainties or risks discussed in Stoneridge's periodic and current reports filed with the Securities and Exchange Commission.

Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward-looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events.

These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge's filings with the Securities and Exchange Commission.

Forward-looking statements are not guarantees of future performance; Stoneridge's actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge's results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods.

This presentation contains time-sensitive information that reflects management's best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the a result of rounding due to the representation of values in millions rather than thousands in public filings.

2

The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential.
This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, without the prior written consent of Stoneridge, Inc.

Stoneridge

3 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. Overview x Achieved our 10 th consecutive quarter of quarter - over - quarter EPS improvement, even after taking into account a tax rate of 33.7% excluding Orlaco, relative to 12.2% in the first quarter of 2016. x As discussed in previous quarters, PST continues to operate with sustainable and improving profitability. This is the 3rd consecutive quarter of break - even or better operating income at PST. x Completed the acquisition of Orlaco FY 2017 1 st Quarter Financial Results Key Accomplishments 2017 Guidance 2017 Guidance Previously Provided (Excluding Orlaco) 2017 Guidance Updated (Including Orlaco) Sales $705 - $730 Million $775 - $795 Million Gross Margin 28.0% - 30.0% 28.5% - 30.5% Operating Margin 6.5% - 7.5% 7.0% - 8.0% EPS $1.00 - $1.15 n/a Adjusted EPS n/a $1.10 - $1.30 EBITDA 10.0% - 11.5% 10.5% - 11.5% Including Orlaco Excluding Orlaco Sales $204.3 Million $193.2 Million Gross Profit $61.2 Million (29.9% of Sales) $56.9 Million (29.4% of Sales) Operating Income $15.2 Million (7.4% of Sales) $14.4 Million (7.4% of Sales) EBITDA $21.6 Million (10.6% of Sales) $20.1 Million (10.4% of Sales) EPS* $0.32 $0.30 Adjusted EPS $0.38 $0.33 *Earnings per diluted share attributable to Stoneridge, Inc. (“EPS”)

4 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. Financial Summary (Excluding Orlaco) Sales $0.26 $0.30 Q1 2016 Q1 2017 Operating Income and % Margin EPS $162.6 $193.2 Q1 2016 Q1 2017 $8.5 $14.4 5.2% 7.4% Q1 2016 Q1 2017 +19% +69% +6% $0.31 $0.33 Q1 2016 Q1 2017 Adjusted EPS 1 Q 17 • Quarter - over - quarter sales growth was driven by the annualization of Shift - by - Wire volumes as well as increased sales in both our Electronics and PST segments • Operating margin improved by 220 basis points from the first quarter in 2016 to the first quarter in 2017 due to continued PST margin improvement as well as lower material costs and operating improvements more broadly • Adjusted EPS of $0.33 was 6% higher as compared to the first quarter of 2016. It should be noted that the tax rate utilized in the first quarter 2017 adjusted EPS excluding Orlaco is 33.7% relative to 12.2% in the comparable quarter in 2016 +17%

5 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. Focus on Vehicle Megatrends 2016 2017 2018 2019 2020 2021 Our Focus on C ertain Vehicle Megatrends Will Drive Our Long - Term Strategy Source: Dec 2015 IHS; 2015 LMCA, ACT Research, Company Data INTELLIGENCE 8% CAGR SAFETY & SECURITY 7% CAGR EMISSIONS 16% CAGR FUEL EFFICIENCY 5% CAGR Stoneridge’s Products Comprise the Basic Elements of Every Vehicle’s Electrical System and Control Architecture U nderlying vehicle markets are expected to grow at a 2 – 3% 5 - year CAGR Stoneridge expects to grow at 2 – 3x the underlying markets

6 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. Intelligence Stoneridge is helping customers move from electromechanical to electronic solutions that can leverage digital advantages Stoneridge Solutions Instrument Clusters Fully reconfigurable, high resolution displays Telematics E nhances vehicle diagnostics and efficiency Electronic Control Units (ECUs) Standard to highly customizable Electronic Shift - by - wire (SBW) Allows for replacement of the mechanical shifter in automatic transmissions Tachograph and Electronic Logging Device (ELD) Advanced fleet management and driver information systems Power Modules Intelligent distribution and power control The market is demanding innovative display and vehicle communications solutions Stoneridge is applying our hardware & software solutions into adaptive systems driving vehicle / user interaction and data management

7 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. Emissions Compliance requirements are driving increasingly sophisticated emissions products Increasingly stringent standards creating demand for additional emissions products and more complex systems Stoneridge has developed innovative technologies that enable compliance with increasingly stringent emissions regulations Stoneridge Solutions Soot Sensor P articulate sensor monitors harmful emissions Exhaust Gas Temperature Sensors Controls and monitors critical after - treatment systems and engine components protecting engine from critically high exhaust temperatures Canister Vent Solenoid Reduces fuel vapor emissions

8 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. Fuel Efficiency Stoneridge Solutions Mirror Eye TM Reduces fuel consumption through enhanced aerodynamics Front Axle Disconnect Improves drivetrain efficiency Turbo Actuator Improves engine performance Telematics E nhances vehicle efficiency Market demand for fuel economy and performance has led OEMs to focus on delivering fuel savings without compromising performance or capability Increased regulations and market demands have led to changes in vehicle systems Stoneridge is helping OEMs increase fuel economy through more effective engine management and vehicle performance enhancing technology on vehicles customers want

9 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. Safety and Security Stoneridge Solutions Mirror Eye TM Eliminates driver blind spots and increases driver’s awareness of surroundings Tachograph and Electronic Logging Device (ELD) Improves driver safety and enables compliance Track and Trace E nhances driver safety and security of both vehicle and cargo Parking Assist I mproves vehicle safety / reduces accidents Seat Track Position Improves active restraint systems Speed Sensors Enables ABS & vehicle stability Driver safety becoming more autonomous through electronic safety and security solutions Stoneridge focuses on providing high reliability products for safety critical applications through robust design and testing Stoneridge is using our established network to track vehicle and goods for both driver and cargo safety and security as well as fleet management

10 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. Increased revenue was driven by growth across all segments in the first quarter , including the annualization of Shift - by - Wire volume We continue to focus on leveraging fixed costs and improving operating efficiency which resulted in gross margin improvement of approximately 170 basis points and operating margin improvement of approximately 220 basis points in the first quarter of 2017 relative to the first quarter of 2016 Sustainability of PST’s financial performance has contributed to continuing consolidated margin improvement 10 th consecutive quarter of quarter - over - quarter EPS growth As we continue to focus on high - growth segments within our industry we expect to outpace the growth in our underlying markets by 2 - 3x over the next five years Q1 2017 Summary We Continue To Drive Shareholder Value Through Strong Financial Performance, A Well Defined Long - Term Strategy And Effective Use Of Our Available Capital

Financial Update

12 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. 1 st Quarter 2017 Summary and 2017 Guidance x We have increased every metric of our 2017 guidance x Along with a sales revision of an additional $65 million - $70 million we expect consolidated margin improvement and have raised our guidance for gross margin, operating margin and EBITDA x Guidance for adjusted EPS has increased by $0.10 - $0.15 FY 2017 1 st Quarter Financial Results (Including Orlaco) 2017 Guidance Summary 2017 Guidance • Sales of $204.3 million • Gross profit of $61.2 million (29.9% of sales) • Operating income of $15.2 million (7.4% of sales ) • EBITDA of $21.6 million (10.6% of sales) • EPS of $0.32, considering a tax rate of 33.3% • Adjusted EPS of $0.38, considering a tax rate of 33.3% as well as the adjustments outlined on the following slides 2017 Guidance Previously Provided (Excluding Orlaco) 2017 Guidance Updated (Including Orlaco) Sales $705 - $730 Million $775 - $795 Million Gross Margin 28.0% - 30.0% 28.5% - 30.5% Operating Margin 6.5% - 7.5% 7.0% - 8.0% EPS $1.00 - $1.15 n/a Adjusted EPS n/a $1.10 - $1.30 EBITDA 10.0% - 11.5% 10.5% - 11.5%

13 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. Electronic Shift - by - Wire Overview Electronic Shift - by - Wire (SBW) sales drove significant quarter - over - quarter growth in Q1 as the product launched at the end of the first quarter in 2016 before achieving normalized volumes in the second quarter of 2016 We expect SBW to continue to run at a normalized rate for the remainder of 2017 resulting in less quarter - over - quarter growth for the remainder of the year relative to Q1 Q1 2016 Q1 2017 Full Year 2016 Shift - by - Wire Sales $9.4 Million $28.4 Million $83.1 million Shift - by - Wire sales drove significant quarter - over - quarter growth in the first quarter of 2017. Sales have normalized and are expected to remain so for the remainder of 2017.

14 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. Orlaco Transaction Overview Stoneridge acquires 100% of the shares of Orlaco in a cash free / debt free acquisition on January 31, 2017 Base Purchase Price: € 75M Two year earn - out based on cumulative EBITDA “hurdles”: Up to € 7.5M of additional purchase consideration Total consideration up to € 82.5M Orlaco is a leading provider of camera - based vision systems for the commercial vehicle, warehousing and logistics vehicle, crane and off - shore and on - shore applications markets This transaction aligns with Stoneridge’s long - term, strategic vision of increasing technology content per vehicle and enhancing Stoneridge’s portfolio of higher value products / sub - systems / systems The logical conclusion to our 2 - year strategic partnership with Orlaco. The acquisition of Orlaco aligns with our long - term s trategy of increasing t echnology c ontent p er v ehicle and enhances our c ustomer and geographic d iversification

15 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. Orlaco Market and Product Segments Heavy Equipment 33% Forklifts 24% Trucks 14% Crane 13% Maritime 5% Other 11% North America 21% Asia Pacific 3% South America 2% Europe 71% Other 4% The transaction continues to diversify Stoneridge’s geographic and product diversity through Orlaco’s existing customer base and portfolio Regions - 2016 Served Markets - 2016

16 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. 1 st Quarter 2017 Adjustments We incurred $0.05 EPS of transaction related items in the first quarter As a result of purchase accounting, we recognized a step - up in acquired inventory of $1.6 million (pre - tax). $1.0 million has been expensed in the first quarter of 2017, with the remainder in the second quarter of 2017. All expected Orlaco transaction related costs have been completed by the end of the first quarter. We do not expect further adjustments related to Orlaco transaction costs. Adjustments have been considered on a post - tax basis Adjustment Expected Q1 2017 After - Tax Impact Expected Q1 2017 After - Tax EPS Impact Expense related to the step - up in acquired inventory ($0.7) ($0.03) Orlaco transaction costs ($0.8) ($0.03) Total (net) ($1.5) ($0.05)

17 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. Asset Utilization Orlaco Value Creation / Synergies Leverage Stoneridge’s customer relationships to expedite Orlaco growth Introduce Stoneridge’s products to Orlaco channels and customers Expansion of products and technologies Geographic market expansion Procurement synergies Supply chain efficiencies Design and development efficiencies Leverage best practices across both organizations Vertical integration of key MirrorEye TM components Diversify customers Diversify markets Improve working capital efficiency Efficient tax structure Existing Business Expansion Cost and Efficiency Improvements Risk Mitigation We will continue to integrate Orlaco with our existing Electronics segment to drive synergies and create value for shareholders Mirror Eye TM Future advanced driver assistance systems (ADAS) New Product Growth

18 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. 2017 Guidance Previously Provided (Excluding Orlaco) 2017 Guidance Updated (Including Orlaco) Sales $705 - $730 Million $775 - $795 Million Gross Margin 28.0% - 30.0% 28.5% - 30.5% Operating Margin 6.5% - 7.5% 7.0% - 8.0% EPS $1.00 - $1.15 n/a Adjusted EPS n/a $1.10 - $1.30 EBITDA 10.0% - 11.5% 10.5% - 11.5% FY 2017 Guidance Updated guidance includes Orlaco and the impact of the related purchase accounting in 2017

19 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. 10 th straight quarter - over - quarter improvement The annualization of Shift - by - Wire accounted for significant growth quarter - over - quarter. We do not expect similar quarter - over - quarter growth in Shift - by - Wire going forward due to the fact that the product has now reached normalized volumes Orlaco furthers our long - term strategy of regional, customer and end market diversification We will continue to integrate Orlaco with our existing Electronics segment to drive synergies and create value for shareholders We have revised our 2017 full - year guidance, inclusive of Orlaco, resulting in an increased sales range of $60 - $65 million as well as increased margin ranges 1 st Quarter 2017 Financial Summary

Thank You

Appendix

22 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. Reconciliations to US GAAP This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non - GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non - GAAP financial measures for 2017 is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non - GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

23 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. Income Statement (Unaudited) Three months ended March 31 (in thousands, except per share data) 2017 2016 Net sales $ 204,311 $ 162,616 Costs and expenses: Cost of goods sold 143,160 117,455 Selling, general and administrative 34,266 25,772 Design and development 11,721 10,883 Operating income 15,164 8,506 Interest expense, net 1,410 1,514 Equity in earnings of investee (180) (143) Other expense, net 190 181 13,744 6,954 4,571 845 Net income 9,173 6,109 Net loss attributable to noncontrolling interest (30) (1,130) Net income attributable to Stoneridge, Inc. $ 9,203 $ 7,239 Basic $ 0.33 $ 0.26 Diluted $ 0.32 $ 0.26 Weighted-average shares outstanding: Basic 27,917 27,676 Diluted 28,580 28,156 Earnings per share attributable to Stoneridge, Inc.: CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS Income before income taxes Provision for income taxes

24 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. Segment Financial Information Three months ended March 31, 2017 2016 Net Sales: Control Devices $ 118,873 $ 92,368 Inter-segment sales 783 533 Control Devices net sales 119,656 92,901 Electronics 63,805 52,636 Inter-segment sales 11,356 7,027 Electronics net sales 75,161 59,663 PST 21,633 17,612 Inter-segment sales - - PST net sales 21,633 17,612 Eliminations (12,139) (7,560) Total net sales $ 204,311 $ 162,616 Operating Income (Loss): Control Devices $ 19,084 $ 13,517 Electronics 5,557 3,820 PST 579 (3,117) Unallocated Corporate (10,056) (5,714) Total operating income $ 15,164 $ 8,506 Depreciation and Amortization: Control Devices $ 2,699 $ 2,309 Electronics 1,572 1,040 PST 2,088 1,850 Unallocated Corporate 99 70 Total depreciation and amortization $ 6,458 $ 5,269 Interest Expense, net: Control Devices $ 54 $ 61 Electronics 38 39 PST 572 750 Unallocated Corporate 746 664 Total interest expense, net $ 1,410 $ 1,514 Capital Expenditures: Control Devices $ 3,447 $ 2,727 Electronics 2,351 3,131 PST 884 854 Unallocated Corporate 583 105 Total capital expenditures $ 7,265 $ 6,817

25 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. Balance Sheet CONDENSED CONSOLIDATED BALANCE SHEETS March 31, December 31, (in thousands) 2017 2016 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 44,909 $ 50,389 Accounts receivable, less reserves of $1,742 and $1,630, respectively 140,994 113,225 Inventories, net 72,728 60,117 Prepaid expenses and other current assets 24,482 17,162 Total current assets 283,113 240,893 Long-term assets: Property, plant and equipment, net 101,454 91,500 Intangible assets, net 77,668 39,260 Goodwill 35,181 931 Investments and other long-term assets, net 22,130 21,945 Total long-term assets 236,433 153,636 Total assets $ 519,546 $ 394,529 LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities: Current portion of debt $ 6,885 $ 8,626 Accounts payable 82,390 62,594 Accrued expenses and other current liabilities 43,943 41,489 Total current liabilities 133,218 112,709 Long-term liabilities: Revolving credit facility 141,000 67,000 Long-term debt, net 7,341 8,060 Deferred income taxes 19,710 9,760 Other long-term liabilities 10,638 4,923 Total long-term liabilities 178,689 89,743 Shareholders' equity: Preferred Shares, without par value, 5,000 shares authorized, none issued - - Common Shares, without par value, 60,000 shares authorized, - - Additional paid-in capital 208,331 206,504 and December 31, 2016, respectively, at cost (6,936) (5,632) Retained earnings 56,288 45,356 Accumulated other comprehensive loss (64,533) (67,913) Total Stoneridge, Inc. shareholders' equity 193,150 178,315 Noncontrolling interest 14,489 13,762 Total shareholders' equity 207,639 192,077 Total liabilities and shareholders' equity $ 519,546 $ 394,529 28,966 and 28,966 shares issued and 28,144 and 27,850 shares outstanding at March 31, 2017 and December 31, 2016, respectively, with no stated value Common Shares held in treasury, 822 and 1,116 shares at March 31, 2017

26 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. Statement of Cash Flows CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) Three months ended March 31, (in thousands) 2017 2016 OPERATING ACTIVITIES: Net income $ 9,173 $ 6,109 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 5,063 4,542 Amortization, including accretion of deferred financing costs 1,472 822 Deferred income taxes 2,082 320 Earnings of equity method investee (180) (143) Loss on sale of fixed assets - (67) Share-based compensation expense 2,339 960 Tax benefit related to share-based compensation expense (681) - Accounts receivable, net (18,648) (15,456) Inventories, net (2,445) (5,658) Prepaid expenses and other assets (4,760) (2,977) Accounts payable 15,734 13,932 Accrued expenses and other liabilities 661 (1,252) Net cash provided by operating activities 9,810 1,132 INVESTING ACTIVITIES: Capital expenditures (7,265) (6,817) Proceeds from sale of fixed assets - 81 Business acquisition, net of cash acquired (77,538) - Net cash used for investing activities (84,803) (6,736) Changes in operating assets and liabilities, net of effect of business combination:

27 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. Statement of Cash Flows (Cont.) CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) Three months ended March 31, (in thousands) 2017 2016 FINANCING ACTIVITIES: Revolving credit facility borrowings 81,000 - Revolving credit facility payments (7,000) - Proceeds from issuance of debt 886 2,922 Repayments of debt (4,135) (2,816) Other financing costs (47) - Repurchase of Common Shares to satisfy employee tax withholding (1,820) (1,344) Net cash provided by (used for) financing activities 68,884 (1,238) Effect of exchange rate changes on cash and cash equivalents 629 854 Net change in cash and cash equivalents (5,480) (5,988) Cash and cash equivalents at beginning of period 50,389 54,361 Cash and cash equivalents at end of period $ 44,909 $ 48,373 Supplemental disclosure of cash flow information: Cash paid for interest $ 1,450 $ 1,391 Cash paid for income taxes, net $ 1,252 $ 549 Supplemental disclosure of non-cash operating and financing activities: Bank payment of vendor payables under short-term debt obligations $ - $ 704

28 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, with out the prior written consent of Stoneridge, Inc. Reconciliations to US GAAP Reconciliation of Q1 2016 Adjusted EPS Q1 2016 EPS Net Income Attributable to Stoneridge $0.26 Add: Business Realignment Costs $0.05 Adjusted Net Income $0.31 Reconciliation of Q1 2017 Adjusted EPS (USD in millions) Excluding Orlaco Including Orlaco Q1 2017 Q1 2017 EPS Q1 2017 Q1 2017 EPS Net Income Attributable to Stoneridge $8.6 $0.30 $9.2 $0.32 Add: After-Tax Step-Up in Acquired Inventory from Orlaco 0.0 $0.00 0.7 $0.03 Add: After-Tax Transaction Costs 0.8 $0.03 0.8 $0.03 Adjusted Net Income 9.4 $0.33 10.7 $0.38 Reconciliation of Q1 2017 EBITDA (USD in millions) Q1 2017 Income before tax 13.7$ Interest expense, net 1.4 Depreciation and amortization 6.5 EBITDA 21.6$